EXHIBIT 10.2
                           SEAGULL ENERGY CORPORATION
                             1993 STOCK OPTION PLAN


I.   Purpose of the Plan

     The SEAGULL ENERGY CORPORATION 1993 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby certain employees of SEAGULL ENERGY
CORPORATION, a Texas corporation (the "Company"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may grant to certain employees ("Optionees") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan may be either incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Stock Options") or options which do not constitute Incentive Stock Options.

II.  Administration

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") which shall be constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall have sole authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Option. In making such determination, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares which may be issued under each Option and in construing the provisions of the Plan shall be final.

III.  Option Agreements

     (a) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that with respect to Stock Appreciation Rights granted to employees who are subject to Section 16 of the 1934 Act, except as provided in Subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Optionee shall be permitted, or (ii) to approve an election by an Optionee, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such option price. Finally, in the case of an option which does not constitute an Incentive Stock Option, an Option Agreement may provide for payment of the amount of federal or state income tax withholding required with respect to the exercise of such Option by permitting an Optionee to surrender shares of Stock to the Company, or authorize the Company to withhold from shares of Stock acquired upon exercise of such Option shares of Stock equal in value to such withholding.

     (b) For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock on the New York Stock Exchange Composite Tape on that date, or if no such price is reported on that date, on the last preceding date on which such price of the Stock is so reported.

     (c) Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

IV.  Eligibility of Optionee

     Options may be granted only to individuals who are key employees (including officers and directors who are also key employees) of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted. Options may be granted to the same individual on more than one occasion. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

V. Shares Subject to the Plan

     The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 600,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

VI. Option Price

     The purchase price of Stock issued under each Option shall be determined by the Committee, but in the case of an Incentive Stock Option, such purchase price shall not be less than the fair market value of Stock subject to the Option on the date the Option is granted.

VII. Term of Plan

     The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within twelve months thereafter. Notwithstanding any provision in this Plan or in any Option Agreement, no Option shall be exercisable prior to such shareholder approval. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date of its adoption by the Board.

VIII. Recapitalization or Reorganization

     (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number and class of shares of Stock then covered by such Option, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
(iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 40% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a  "Corporate  Change"),  then no later than
(a) ten days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     (d) For the purposes of clause (2) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or
(iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     (e) Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required shareholder action.

     (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

IX. Amendment or Termination of the Plan

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the shareholders of the Company.

X. Securities Laws

     (a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

     (b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                       NONSTATUTORY STOCK OPTION AGREEMENT


     AGREEMENT  made as of the ______ day of  ________________,  19___,  between
SEAGULL  ENERGY   CORPORATION,   a  Texas   corporation   (the   "Company")  and
____________________________ ("Employee").

     To carry out the purposes of the SEAGULL ENERGY CORPORATION 1993 STOCK OPTION PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

     1. Grant of Option. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of ______ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $_______ per share. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

     3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                   Percentage of Shares
Number of Full Years                              That May Be Purchased

  Less than 1 year                                          0%
            1 year                                          20%
            2 years                                         40%
            3 years                                         60%
            4 years                                         80%
            5 years or more                                 100%

     Notwithstanding anything in this agreement to the contrary, the Committee appointed by the Board of Directors to the Company to administer the Plan (the "Committee") in its sole discretion may waive the foregoing schedule of vesting and permit Employee to exercise the Option in such amount or amounts and at such time or times as the Committee shall determine.

     This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during Employee's lifetime and while Employee remains an employee of the Company, except that:

          (a) If Employee's employment with the Company terminates for cause or voluntarily by Employee (other than by reason of normal retirement at or after age sixty-five) without the written consent of the Company, this Option shall immediately terminate and shall no longer be exercisable. For purposes of this Agreement, "cause" shall mean Employee's gross negligence or willful misconduct in performance of the duties of Employee's employment, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

          (b) If Employee's employment with the Company terminates for any reason other than death or as described in (a) above, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates unless such termination was by reason of retirement (including normal retirement at or after age sixty-five or early retirement with the prior written consent of the Company) or total and permanent disability in either which case this Option shall be exercisable in full.

          (c) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option in full at any time during the period of one year following the date of Employee's death.

     This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise(a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of cash or Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

     4. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations. Employee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of any such withholding obligation (a "Stock Surrender Withholding Election"); provided, however, that:

          (a) Any Stock Surrender Withholding Election shall be made by written notice to the Company and thereafter shall be irrevocable by Employee;

          (b) Any Stock Surrender Withholding Election shall be subject to disapproval by the Committee at any time;

          (c) Any Stock Surrender Withholding Election shall be made prior to the date Employee recognizes income with respect to the exercise of this Option (the "Tax Date"); and

          (d) If Employee is an "officer" of the Company or other person subject to section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor law and wishes to make a Stock Surrender Withholding Election, such person shall make any Stock Surrender Withholding Election:

               (i) more than six months after the date of grant of this Option, except that this limitation shall not apply in the event of death or disability of Employee prior to the expiration of the six-month period; and

               (ii) either at least six months prior to the Tax Date or during the period beginning on the third business day following the date of release for publication of the Company's summary statement of sales and earnings for a quarter or fiscal year and ending on the twelfth business day following such date.

       (e) When the Tax Date falls after the exercise of this Option and Employee makes a Stock Surrender Withholding Election, the full number of shares of Stock for which this Option is being exercised shall be issued, but Employee shall be unconditionally obligated to deliver to the Company on the Tax Date a number of shares of Stock having a value equal to any tax required to be withheld.

     If Employee fails to deliver such money or make a Stock Surrender Withholding Election pursuant to this Paragraph, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld.

     5. Status of Stock. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

     Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

     7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

     8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


SEAGULL ENERGY CORPORATION




By: ______________________________________



    ______________________________________
                   Employee

                                  AMENDMENT TO
                            STOCK OPTION AGREEMENT(S)


     WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has previously adopted the SEAGULL ENERGY CORPORATION 1981 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1981 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1983 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1983 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1986 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1986 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1990 STOCK OPTION PLAN and the SEAGULL ENERGY CORPORATION 1993 STOCK OPTION PLAN (collectively, the "Option Plans"); and

     WHEREAS, certain nonstatutory stock options ("NSOs") and incentive stock options (collectively, "Options") have heretofore been granted to the optionee, an employee of the Company other than an individual subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Employee"), that are currently outstanding under the Option Plans, each of such Options being listed on the schedule attached hereto and evidenced by a Nonstatutory Stock Option Agreement or an Incentive Stock Option Agreement (collectively, the "Agreements"); and

     WHEREAS, the Employee's employment with the Company will be terminated as the result of the Company's workforce reduction, geographic consolidation and segment disposition announced April 4, 1995, and the Company desires to amend the Agreements in certain respects;

     NOW, THEREFORE, the Agreements shall be amended as follows, effective as of _______________ (Employee's employment termination date):

     1. The vesting schedule contained in the Agreements shall be waived and all Options outstanding under such Agreements shall be exercisable in full.

     2. Notwithstanding any provision in the Agreements to the contrary, with respect to any NSOs (or portions thereof) that were exercisable under the Agreements as of _______________ (day before Employee's employment termination date)("Vested NSOs"), such Vested NSOs shall continue to be exercisable by the Employee, his estate or the person who acquires such Vested NSOs by will or the laws of descent and distribution, at any time on or before December 31, 1996.

     3. As amended hereby, the Agreements are specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed by one of its officers thereunto duly authorized, and the Employee has executed this amendment, effective as of ________________ (Employee's employment termination date).

SEAGULL ENERGY CORPORATION


By _______________________________________


   _______________________________________
                  Employee

EMPLOYEE NAME:  ___________________________________



    DATES OF STOCK              TYPE OF
   OPTION AGREEMENTS:           OPTION:                 OPTION PLAN:



_________________________  ___________________       ___________________


_________________________  ___________________       ___________________


_________________________  ___________________       ___________________


_________________________  ___________________       ___________________


_________________________  ___________________       ___________________

                                  AMENDMENT TO

                            STOCK OPTION AGREEMENT(S)



     WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has previously adopted the SEAGULL ENERGY CORPORATION 1981 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1981 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1983 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1983 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1986 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1986 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1990 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1993 STOCK OPTION PLAN and the SEAGULL ENERGY CORPORATION 1995 OMNIBUS STOCK PLAN (collectively, the "Option Plans"); and

     WHEREAS, certain nonstatutory stock options and incentive stock options (collectively, "Options") have heretofore been granted to the optionee, a full-time active employee of the Company (the "Employee"), that are currently outstanding under the Option Plans, each of such Options being listed on the schedule attached hereto and evidenced by a Nonstatutory Stock Option Agreement or an Incentive Stock Option Agreement (collectively, the "Agreements"); and

     WHEREAS, the Employee's employment with the Company has been terminated in connection with the consummation of the merger contemplated by the Agreement and Plan of Merger by and among Seagull Energy Corporation, GNR Merger Corporation and Global Natural Resources Inc. dated as of July 22, 1996, and the Company desires to amend the Agreements in certain respects;

     NOW, THEREFORE, the Agreements shall be amended as follows, effective as of _______________ (Employee's employment termination date):

     1. The vesting schedule contained in the Agreements shall be waived and all Options outstanding under such Agreements shall be exercisable in full.

     2. Notwithstanding any provision in the Agreements to the contrary, all Options shall continue to be exercisable by the Employee, his estate or the person who acquires such Options by will or the laws of descent and distribution, at any time on or before the first anniversary of Employee's employment termination date.

     3. As amended hereby, the Agreements are specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed by one of its officers thereunto duly authorized, and the Employee has executed this amendment, effective as of ________________ (Employee's employment termination date).

                                             SEAGULL ENERGY CORPORATION



                                             By ________________________




                                                ________________________
                                                        Employee

EMPLOYEE NAME:  ___________________________________



    DATES OF STOCK             TYPE OF
  OPTION AGREEMENTS:           OPTION:                  OPTION PLAN:



_________________________  ___________________       ___________________


_________________________  ___________________       ___________________


_________________________  ___________________       ___________________


_________________________  ___________________       ___________________


_________________________  ___________________       ___________________